UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 26, 2019

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas		75202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange

Floating Rate AT&T Inc. Global Notes due August 3, 2020	T20C	New York Stock Exchange

1.875% AT&T Inc. Global Notes due December 4, 2020	T20	New York Stock Exchange

2.65% AT&T Inc. Global Notes due December 17, 2021	T21B	New York Stock Exchange

1.45% AT&T Inc. Global Notes due June 1, 2022	T22B	New York Stock Exchange

2.50% AT&T Inc. Global Notes due March 15, 2023	T23	New York Stock Exchange

Floating Rate AT&T Inc. Global Notes due September 5, 2023	T23 D	New York Stock Exchange

1.05% AT&T Inc. Global Notes due September 5, 2023	T23E	New York Stock Exchange

1.950% AT&T Inc. Global Notes due September 15, 2023	T23F	New York Stock Exchange

1.30% AT&T Inc. Global Notes due September 5, 2023	T23A	New York Stock Exchange

2.75% AT&T Inc. Global Notes due May 19, 2023	T23C	New York Stock Exchange

2.40% AT&T Inc. Global Notes due March 15, 2024	T24A	New York Stock Exchange

3.50% AT&T Inc. Global Notes due December 17, 2025	T25	New York Stock Exchange

1.80% AT&T Inc. Global Notes due September 5, 2026	T26D	New York Stock Exchange

2.90% AT&T Inc. Global Notes due December 4, 2026	T26A	New York Stock Exchange

2.35% AT&T Inc. Global Notes due September 5, 2029	T29D	New York Stock Exchange

4.375% AT&T Inc. Global Notes due September 14, 2029	T29B	New York Stock Exchange

2.60% AT&T Inc. Global Notes due December 17, 2029	T29A	New York Stock Exchange

3.55% AT&T Inc. Global Notes due December 17, 2032	T32	New York Stock Exchange

5.20% AT&T Inc. Global Notes due November 18, 2033	T33	New York Stock Exchange

3.375% AT&T Inc. Global Notes due March 15, 2034	T34	New York Stock Exchange

2.45% AT&T Inc. Global Notes due March 15, 2035	T35	New York Stock Exchange

3.15% AT&T Inc. Global Notes due September 4, 2036	T36A	New York Stock Exchange

7.00% AT&T Inc. Global Notes due April 30, 2040	T40	New York Stock Exchange

4.25% AT&T Inc. Global Notes due June 1, 2043	T43	New York Stock Exchange

4.875% AT&T Inc. Global Notes due June 1, 2044	T44	New York Stock Exchange

5.35% AT&T Inc. Global Notes due November 1, 2066	TBB	New York Stock Exchange

5.625% AT&T Inc. Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2019, John Donovan, Chief Executive Officer of AT&T Communications, LLC, announced he was leaving the company effective October 1, 2019.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: August 29, 2019	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President – Assistant General Counsel and Secretary